Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cyren Ltd. (the “Company”) for the period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Brett Jackson, Chief Executive Officer, and Kenneth Tarpey, Chief Financial Officer, of the Company, do each certify, pursuant to Section 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: August 16, 2021

By:	/s/ Brett Jackson
Brett Jackson Chief Executive Officer

By:	/s/ Kenneth Tarpey
Kenneth Tarpey Chief Financial Officer